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The CGM Funds               FOR IMMEDIATE RELEASE       Contact: Martha Maguire
                                                        617-737-3225

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[In bold face, all caps:]KEN HEEBNER TO MANAGE NEW EQUITY FUND
[In regular typewriter type, Times Roman, 12 pt:]CGM Focus Fund, a nondiversified equity fund seeking long-term growth of capital, was launched by Capital Growth Management, Limited Partnership on September 3, 1997. Managed by leading mutual fund manager, Ken Heebner, CGM Focus Fund will target relatively few stocks in order to exploit the investment possibilities offered by specific industries and individual companies. Additionally, the Fund is flexibly managed with the ability to "go long or short" on the market as warranted by the Fund manager's investment outlook. CGM Focus Fund portfolio manager Ken Heebner also manages CGM Capital Development Fund, the number one growth fund for 15-year performance, as well as CGM Mutual Fund and CGM Realty Fund.*
To become a CGM Focus Shareholder, a minimum investment of $2,500 is required ($1,000 for Individual Retirement Accounts).
[footnote in 8pt type]
*Through June 30, 1997, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. Lipper ranks CGM Capital Development Fund #1 of 113 growth funds for 15-year performance, #5 of 174 growth funds for 10-year performance, #24 of 280 growth funds for 5-year performance, and #198 of 758 growth funds for one-year performance For more complete information, including management fees, charges, and expenses, refer to the current CGM Focus Fund prospectus, which is available by calling toll-free 1-888-CGM-FUND.